UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	November 30, 2019

Date of reporting period:	December 1, 2018 — November 30, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Short-Term Municipal Income Fund

Annual report
11 | 30 | 19

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PSMEX

Putnam
Short-Term Municipal
Income Fund

Annual report
11 | 30 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

January 9, 2020

Dear Fellow Shareholder:

We believe your mutual fund investment offers a number of advantages, such as investment diversification and daily liquidity. Putnam funds also include a commitment to active investing. Putnam’s portfolio managers and analysts take a research-intensive approach that incorporates risk management strategies designed to serve you through changing conditions.

To support your overall investment program, we believe that the counsel of a financial advisor is prudent. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals, determining your appropriate level of risk, and reviewing your investments on a regular basis.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you. We thank you for investing with Putnam.

Municipal bonds finance important public projects, such as schools, roads, and hospitals. The bonds are backed by the issuing city, town, or other government entity or by revenues collected from usage fees. However, unlike Treasuries and corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes.

Putnam Short-Term Municipal Income Fund offers an additional advantage — the flexibility to invest in municipal bonds issued by any state or local government in the country. The fund invests mainly in bonds that have short-term maturities from three years or less and are investment grade in quality. Because an issuer’s fiscal health can affect the prices of its bonds, this flexibility is a distinct advantage.

Putnam Short-Term Municipal Income Fund offers an active, research-intensive investment approach.

2 Short-Term Municipal Income Fund

Source: Putnam, as of 11/30/19. Past performance is no guarantee of future results. Yields for U.S. Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, an unmanaged index of U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury; the Bloomberg Barclays U.S. Credit Index, an unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable corporate and government related bonds; and the Bloomberg Barclays Municipal Bond Index, an unmanaged index of long-term fixed-rate, investment-grade tax-exempt bonds, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 40.80% federal income tax rate. This rate reflects the Tax Cuts and Jobs Act of 2017 and includes the 3.80% Medicare surtax.

Source: Moody’s Investor Services, U.S. Municipal Bond Defaults and Recoveries, Five-Year Average Cumulative Default Rates, 1970–2018 (August 2019). Most recent data available.

Short-Term Municipal Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 2.25%; had they, returns would have been lower. See below and pages 9–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 11/30/19. See above and pages 9–12 for additional fund performance information. Index descriptions can be found on pages 15–16.

4 Short-Term Municipal Income Fund

Garrett has an M.S. in Investment Management from Boston University and a B.S. in International Business Administration from Southern New Hampshire University. He joined Putnam in 2016 and has been in the investment industry since 2006.

Paul M. Drury, CFA, is also a Portfolio Manager of the fund.

Garrett, how was the market for short-term municipal bonds during the reporting period?

Short-term municipal bonds posted gains, with the Bloomberg Barclays 3-Year Municipal Bond Index [the benchmark] rising 4.14% for the period. In comparison, the ICE BofAML U.S. 3-Month Treasury Bill Index rose 2.32%. Bonds advanced as market volatility increased amid the U.S.–China trade dispute, and fears of slowing global growth and a recession. The months of December 2018 and May and August 2019 were noteworthy for their sell-offs in risk assets.

The primary driver of the bond rally was a change in the Federal Reserve’s monetary stance and the market’s view of future Fed rate policy. Over the course of the period, the Federal Open Market Committee [FOMC] moved from a tightening bias, raising rates in December 2018, to an easing bias. The FOMC reduced short-term rates by a cumulative three-quarters of a percentage point at three different meetings in 2019.

Toward the end of the period, the Fed also began to expand its balance sheet by buying short-term Treasury debt. The Fed’s intention

Short-Term Municipal Income Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 11/30/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 11/30/19. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 Short-Term Municipal Income Fund

is to create reserves to facilitate short-term lending so that the short-dated credit markets don’t see the same dislocation that occurred in the fourth quarter of 2018. These joint policy moves served to lower both short-term rates and expectations for future short-term rates. As a result, key indicators of short-term rates saw large declines, including the Fed’s benchmark federal funds rate, which ended the period at a range of 1.50% to 1.75%.

With regard to demand and supply trends, fund flows into short-term municipal bond funds were muted relative to the robust inflows seen in the broader and longer-term municipal bond fund categories. However, short-term municipal funds were generally supported by longer-term municipal bond funds looking to put excess cash to work and separately managed accounts.

As investors positioned for a period of easing monetary policy, yields declined across the U.S. Treasury curve. The bellwether 10-year Treasury fell from 2.99% at the beginning of the period on November 30, 2018, to 1.77% on November 30, 2019. Lower-rated investment-grade municipal bonds rated BBB were the best performing credits, outpacing higher-yielding, lower-quality and higher-quality municipal bonds. Longer-maturity bonds outperformed shorter-maturity bonds given their increased sensitivity to changes in interest rates.

How did the fund perform during the period?

For the 12 months ended November 30, 2019, the fund outperformed the average return of its Lipper peer group, Short Municipal Debt Funds, but underperformed the benchmark.

What strategies or holdings influenced the fund’s performance during the period?

Given our outlook for stable credit fundamentals, we focused on maximizing income while limiting the portfolio’s interest-rate exposure.  In hindsight, we should have extended duration further given the pivot in the Fed’s monetary policy.

We maintained the fund’s overweight exposure to lower-investment-grade municipal bonds rated A and BBB relative to its Lipper peer group. This was beneficial as they outperformed the market during the rally. The fund also held an underweight position in higher-quality investment-grade and lower-rated high-yield municipal bonds relative to the benchmark. Those positions were positive for performance results. Additionally, we emphasized unique bond structures to enhance income. These strategies included lower-coupon, put, and callable bonds. The fund’s average maturity remained short relative to that of its peers during the period.

The portfolio was more weighted toward essential service revenue bonds than toward general obligation [GO] bonds. Relative to its Lipper peers, the portfolio’s sector or industry overweights included charter schools, prepaid gas, and transportation-backed debt. Overall, this credit positioning was favorable.

Within our state strategy, we believe the financial profile of Illinois continues to stabilize. This was not completely reflected by market spreads, in our view. We held an overweight position in Illinois GOs during the period given our belief that these holdings looked attractive from a fundamental and relative value standpoint. In August 2019, Fitch Ratings upgraded its outlook for Illinois to stable and affirmed the state’s BBB rating. This positive development came on the heels of a lawsuit that was filed in July 2019. It argued the state’s pension bond sale in 2003 and tax-exempt debt issued in 2017 were debt refinancings prohibited by the Illinois constitution. Illinois GOs sold off modestly following the announcement. However, on August 29, 2019, Sangamon Circuit Court

Short-Term Municipal Income Fund 7

denied the petition on lack of merit. Illinois GOs rallied following the favorable ruling.

In late July, Puerto Rico Governor Ricardo Rossello resigned amid protests demanding his exit after leaked texts indicated possible wrongdoing in his political circle. He appointed Pedro Pierluisi as his successor, but Puerto Rico’s Supreme Court ruled in August that this move was unconstitutional due to a lack of legislative confirmation. Puerto Rico Justice Secretary Wanda Vazquez then became governor. We remain cautious about Puerto Rico due to its uncertain economic recovery and a perceived lack of institutional credibility across the Commonwealth’s government. As such, the fund remained underweight in its exposure to Puerto Rico’s municipal bonds during the period compared with its Lipper peer group.

What is your near-term outlook?

At its December 2019 policy meeting following the close of the period, the Fed held interest rates steady. While members of the rate-setting committee had expressed disagreement in the previous four rate decisions, this vote was unanimous. Policy makers have indicated that they will continue to monitor incoming data that could alter their outlook, which remains “favorable” despite risks. Global developments, a material change in inflation, the trade conflict, and foreign economic weakness could shift the Fed’s stance on rates, in our view.

We believe the Fed could remain on hold as the economy appears to be stabilizing. We’ll continue to adjust the portfolio to reflect the team’s best ideas to secure income as well as total return prospects in this low-interest-rate environment.

Thank you, Garrett, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

8 Short-Term Municipal Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2019, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/19

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (3/18/13)
Before sales charge	6.71%	0.97%	5.63%	1.10%	5.75%	1.88%	2.99%
After sales charge	4.31	0.63	3.26	0.64	3.37	1.11	0.67
Class B (3/18/13)
Before CDSC	5.32	0.78	4.58	0.90	5.22	1.71	2.78
After CDSC	5.32	0.78	4.58	0.90	5.22	1.71	1.78
Class C (3/18/13)
Before CDSC	2.64	0.39	2.21	0.44	3.52	1.16	2.32
After CDSC	2.64	0.39	2.21	0.44	3.52	1.16	1.32
Class R6 (5/22/18)
Net asset value	8.58	1.24	7.04	1.37	6.73	2.19	3.37
Class Y (3/18/13)
Net asset value	8.51	1.23	6.96	1.36	6.65	2.17	3.34

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 2.25% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 1.00% in the first year, declining over time to 0.50% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1.00% CDSC for the first year that is eliminated thereafter. Class R6 and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Short-Term Municipal Income Fund 9

Comparative index returns For periods ended 11/30/19

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Bloomberg
Barclays 3-Year
Municipal Bond	10.48%	1.50%	7.96%	1.54%	7.23%	2.36%	4.14%
Index
Lipper Short
Municipal Debt
Funds category	6.73	0.97	5.50	1.07	5.37	1.76	2.95
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 11/30/19, there were 133, 112, 98, and 88 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $10,532 and $10,264, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R6 and Y shares would have been valued at $10,858 and $10,851, respectively.

10 Short-Term Municipal Income Fund

Fund price and distribution information For the 12-month period ended 11/30/19

Distributions	Class A		Class B	Class C	Class R6	Class Y
Number	12		12	12	12	12
Income[1]	$0.165301		$0.144963	$0.090155	$0.192756	$0.189775
Capital gains[2]	—		—	—	—	—
Total	$0.165301		$0.144963	$0.090155	$0.192756	$0.189775
	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value
11/30/18	$9.95	$10.18	$9.95	$9.94	$9.94	$9.94
11/30/19	10.08	10.31	10.08	10.08	10.08	10.08
	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value
Current dividend rate[3]	1.54%	1.50%	1.32%	0.76%	1.79%	1.77%
Taxable equivalent[4]	2.60	2.53	2.23	1.28	3.02	2.99
Current 30-day
SEC yield (with expense
limitation)[5,6]	N/A	1.02	0.85	0.31	1.31	1.30
Taxable equivalent[4]	N/A	1.72	1.44	0.52	2.21	2.20
Current 30-day
SEC yield (without
expense limitation)[6]	N/A	0.30	0.11	–0.43	0.57	0.55

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (2.25% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 40.80% federal and state combined tax rate for 2019. Results for investors subject to lower tax rates would not be as advantageous.

5 For a portion of the period, the fund had expense limitations, without which yields would have been lower.

6 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Short-Term Municipal Income Fund 11

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/19

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (3/18/13)
Before sales charge	6.86%	0.98%	5.85%	1.14%	5.85%	1.91%	2.79%
After sales charge	4.46	0.65	3.47	0.68	3.46	1.14	0.48
Class B (3/18/13)
Before CDSC	5.45	0.78	4.79	0.94	5.21	1.71	2.58
After CDSC	5.45	0.78	4.79	0.94	5.21	1.71	1.58
Class C (3/18/13)
Before CDSC	2.72	0.40	2.50	0.50	3.50	1.15	2.02
After CDSC	2.72	0.40	2.50	0.50	3.50	1.15	1.02
Class R6 (5/22/18)
Net asset value	8.76	1.25	7.25	1.41	6.72	2.19	3.06
Class Y (3/18/13)
Net asset value	8.68	1.23	7.17	1.40	6.64	2.17	3.04

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R6	Class Y
Net expenses for the fiscal year
ended 11/30/18*	0.61%	0.81%	1.36%	0.33%#	0.36%
Total annual operating expenses for the fiscal
year ended 11/30/18	1.62%	1.82%	2.37%	1.34%	1.37%
Annualized expense ratio for the six-month
period ended 11/30/19†	0.60%	0.80%	1.35%	0.33%	0.35%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 3/30/20.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

# Other expenses for class R6 shares have been annualized.

12 Short-Term Municipal Income Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/19 to 11/30/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$3.02	$4.03	$6.79	$1.66	$1.76
Ending value (after expenses)	$1,010.20	$1,009.20	$1,006.40	$1,012.50	$1,011.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/19, use the following calculation method. To find the value of your investment on 6/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$3.04	$4.05	$6.83	$1.67	$1.78
Ending value (after expenses)	$1,022.06	$1,021.06	$1,018.30	$1,023.41	$1,023.31

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Short-Term Municipal Income Fund 13

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Interest the fund receives might be taxable. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. You can lose money by investing in the fund.

14 Short-Term Municipal Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 2.25% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1.00% maximum during the first year to 0.50% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays 3-Year Municipal Bond Index is an unmanaged index of publicly issued investment grade corporate, U.S. Treasury, and government agency securities with remaining maturities of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a

Short-Term Municipal Income Fund 15

fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2019, Putnam employees had approximately $484,000,000 and the Trustees had approximately $75,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Short-Term Municipal Income Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Short-Term Municipal Income Fund 17

Trustee approval of management contract

Consideration of an amended management contract

At their meeting on November 22, 2019, the Board of Trustees of The Putnam Funds, including all of the Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), approved an amended management contract with Putnam Investment Management, LLC (“Putnam Management”), effective December 1, 2019, for your fund. The Trustees noted that the amended management contract differed in substance from the existing management contract only in that the amended management contract, the management fee was lower at every breakpoint level.

In considering whether to approve the amended management contract, the Trustees considered information provided by Putnam Management about the revised fee schedule, including the competitiveness of the proposed fees. The Trustees also took into account that they had most recently approved the annual continuance of the fund’s existing management contract with Putnam Management in June 2019. Because, other than the revised fee schedule, the fund’s amended management contract was in substance identical to the fund’s existing management contract, the Trustees relied to a considerable extent on their previous approval of the continuance of the fund’s existing management contract, which is described below.

After considering the factors described above relating to the amended management contract’s revised fee schedule, and taking into account all of the factors considered, as described below, as part of the approval of the continuance of the fund’s existing management contract in June 2019, the Trustees, including the Independent Trustees, approved the proposed amended management contract.

General conclusions in connection with the Trustees’ June 2019 approvals

The Board oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2019, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2019, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2019 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2019. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL

18 Short-Term Municipal Income Fund

as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2018. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that these expense limitations were not operative. However, in the case of your fund, the second expense limitation applied during its fiscal year ending in 2018. Putnam Management and PSERV have agreed to

Short-Term Municipal Income Fund 19

maintain these expense limitations until at least March 30, 2021. In addition, Putnam Management contractually agreed to waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, investor servicing fees, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.28% of its average net assets through at least March 30, 2021. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2018. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2018 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio

20 Short-Term Municipal Income Fund

teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, after a strong start to the year, 2018 was a mixed year for The Putnam Funds, with the Putnam open-end Funds’ performance, on an asset-weighted basis, ranking in the 54th percentile of their Lipper Inc. (“Lipper”) peers (excluding those Putnam funds that are evaluated based on their total returns versus selected investment benchmarks). The Trustees also noted that The Putnam Funds were ranked by the Barron’s/Lipper Fund Families survey as the 41st-best performing mutual fund complex out of 57 complexes for the one-year period ended December 31, 2018 and the 29th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2018. The Trustees observed that The Putnam Funds’ performance over the longer-term continued to be strong, ranking 6th out of 49 mutual fund complexes in the survey over the ten-year period ended 2018. In addition, the Trustees noted that 22 of the funds were four- or five-star rated by Morningstar Inc. at the end of 2018. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2018 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Short Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2018 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	2nd
Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2018, there were 130, 112 and 98 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires in 2018 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and

Short-Term Municipal Income Fund 21

research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 Short-Term Municipal Income Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Short-Term Municipal Income Fund 23

Report of Independent Registered Public Accounting Firm

Shareholders and the Board of Trustees
Putnam Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Putnam Short-Term Municipal Income Fund (the “fund”), a series of the Putnam Funds Trust, including the fund’s portfolio, as of November 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the fund as of November 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Putnam investment companies since 1999.

Boston, Massachusetts
January 9, 2020

24 Short-Term Municipal Income Fund

The fund’s portfolio 11/30/19

Key to holding’s abbreviations

AGM Assured Guaranty Municipal Corporation	NATL National Public Finance Guarantee Corporation
AMBAC AMBAC Indemnity Corporation	PSFG Permanent School Fund Guaranteed
COP Certificates of Participation	VRDN Variable Rate Demand Notes, which are floating-
FHA Insd. Federal Housing Administration Insured	rate securities with long-term maturities that carry
FRB Floating Rate Bonds: the rate shown is the current	coupons that reset and are payable upon demand
interest rate at the close of the reporting period. Rates	either daily, weekly or monthly. The rate shown is the
may be subject to a cap or floor. For certain securities,	current interest rate at the close of the reporting
the rate may represent a fixed rate currently in place	period. Rates are set by remarketing agents and may
at the close of the reporting period.	take into consideration market supply and demand,
G.O. Bonds General Obligation Bonds	credit quality and the current SIFMA Municipal Swap
GNMA Government National Mortgage Association	Index rate, which was 1.10% as of the close of the
reporting period.

MUNICIPAL BONDS AND NOTES (97.5%)*	Rating**	Principal amount	Value
Alabama (0.6%)
Black Belt Energy Gas Dist., Gas Supply Mandatory
Put Bonds (7/1/22), Ser. A, 4.00%, 8/1/47	Aa2	$150,000	$159,441
			159,441
Arizona (2.2%)
AZ State Indl. Dev. Auth. Ed. 144A Rev. Bonds,
(BASIS Schools, Inc.), Ser. A, 4.00%, 7/1/21	BB	35,000	35,665
AZ State Lottery Rev. Bonds, 5.00%, 7/1/25	AA+	300,000	360,741
Glendale, Indl. Dev. Auth. Sr. Living Fac. Rev. Bonds,
(Royal Oaks Life Care Cmnty.), 4.00%, 5/15/22	A/F	100,000	106,078
Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds,
(Great Hearts Academies), 3.75%, 7/1/24	BBB–	15,000	15,572
Phoenix, Indl. Dev. Auth. Ed. 144A Rev. Bonds,
(BASIS Schools, Inc.), 3.00%, 7/1/20	BB	25,000	25,054
			543,110
California (13.0%)
CA School Fac. Fin. Auth. 144A Rev. Bonds,
(Green Dot Pub. Schools), Ser. A, 5.00%, 8/1/21	BBB–	100,000	105,566
CA State Mandatory Put Bonds (12/1/20), Ser. C,
1.949%, 12/1/28	Aa2	350,000	350,802
CA State Charter School Fin. Auth. 144A Rev. Bonds,
(Summit Pub. Schools), 5.00%, 6/1/22	Baa3	105,000	114,057
CA State Infrastructure & Econ. Dev. Bank
Mandatory Put Bonds (4/1/22) (J. Paul Getty Trust
(The)), Ser. A-2, 1.577%, 10/1/47	Aaa	500,000	501,595
Mandatory Put Bonds (8/1/21) (CA Academy
of Sciences), Ser. D, 1.572%, 8/1/47	A2	200,000	199,836
CA Statewide Cmnty. Dev. Auth. Rev. Bonds,
(Viamonte Senior Living 1, Inc.), Ser. B, 3.00%, 7/1/25	AA–	200,000	203,772
Metro. Wtr. Dist. of Southern CA Rev. Bonds,
(Build America Bonds-Southern CA Metro. Wtr.
Dist.), 6.947%, 7/1/40	AAA	500,000	514,735
Riverside, Wtr. Mandatory Put Bonds (1/15/20),
Ser. A-17, 1.73%, 10/1/35	AAA	100,000	100,040
San Bernardino Cnty., FRB, Ser. C, 2.011%, 8/1/23	AA+	500,000	493,585

Short-Term Municipal Income Fund 25

MUNICIPAL BONDS AND NOTES (97.5%)* cont.	Rating**	Principal amount	Value
California cont.
San Francisco, City & Cnty. Arpt. Comm. Intl. Arpt.
Rev. Bonds, (SFO Fuel Co., LLC), Ser. A, 5.00%, 1/1/25	A1	$345,000	$404,502
Southern CA Pub. Pwr. Auth. Mandatory Put Bonds
(5/1/21), (Canyon Pwr.), Ser. A, 2.25%, 7/1/40	Aa3	200,000	201,768
			3,190,258
Colorado (3.8%)
CO E-470 Pub. Hwy. Auth. Mandatory Put Bonds
(9/1/21), Ser. A, 1.565%, 9/1/39	A2	500,000	500,020
CO State Hlth. Fac. Auth. Hosp. Rev. Bonds,
(Evangelical Lutheran Good Samaritan Society),
5.00%, 6/1/20 (Escrowed to Maturity)	AAA/P	100,000	101,923
High Plains Co. Metro. Dist. G.O. Bonds, NATL,
4.00%, 12/1/21	Baa2	150,000	157,070
Southlands, Metro. Dist. No. 1 G.O. Bonds, Ser. A-1,
3.00%, 12/1/22	Ba1	60,000	60,665
U. of CO Hosp. Auth. Mandatory Put Bonds (3/1/22),
(UCHA Oblig. Group.), Ser. C-2, 5.00%, 11/15/38	AA	100,000	106,349
			926,027
Connecticut (1.0%)
CT State Hsg. Fin. Auth. Rev. Bonds, Ser. G,
2.75%, 5/15/26	Aaa	235,000	240,156
			240,156
District of Columbia (2.5%)
DC, G.O. Bonds, Ser. B, AGM, 3.80%, 6/1/20	Aaa	150,000	151,506
DC, Rev. Bonds, (D.C. Intl. School), 5.00%, 7/1/27	BBB	300,000	360,087
DC, Rev. Bonds, (KIPP DC), 5.00%, 7/1/23	BBB+	100,000	111,580
			623,173
Florida (0.1%)
Escambia Cnty., Hlth. Fac. Auth. Rev. Bonds,
(Baptist Hlth. Care Corp. Oblig. Grp.), Ser. A,
5.125%, 8/15/20	A3	30,000	30,805
			30,805
Georgia (3.6%)
Burke Cnty., Dev. Auth. Poll. Control Mandatory
Put Bonds (5/3/21), (GA Transmission Corp. Vogtle
Project), 2.50%, 1/1/52	AA–	200,000	203,300
Gainesville & Hall Cnty., Dev. Auth. Edl. Fac. Rev.
Bonds, (Riverside Military Academy), 5.00%, 3/1/27	BBB–/F	75,000	81,136
Main Street Natural Gas, Inc. Gas Supply Rev. Bonds,
Ser. A, 5.00%, 5/15/21	A3	500,000	524,240
Main Street Natural Gas, Inc. Rev. Bonds, Ser. B,
5.00%, 3/15/20	A2	85,000	85,841
			894,517
Illinois (11.2%)
Chicago, G.O. Bonds, Ser. A, 5.00%, 1/1/21
(Escrowed to Maturity)	BBB+	50,000	52,017
Chicago, Board of Ed. G.O. Bonds, Ser. E,
5.00%, 12/1/21	BB–	100,000	105,446
Chicago, Waste Wtr. Transmission Rev. Bonds,
5.00%, 1/1/23	A	200,000	213,558

26 Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (97.5%)* cont.	Rating**	Principal amount	Value
Illinois cont.
IL State G.O. Bonds
Ser. A, 5.00%, 10/1/24	Baa3	$500,000	$559,010
Ser. D, 5.00%, 11/1/21	Baa3	450,000	474,660
Ser. A, 5.00%, 4/1/21	Baa3	100,000	104,164
5.00%, 1/1/21	Baa3	150,000	155,165
IL State Fin. Auth. Mandatory Put Bonds (9/1/22),
(Field Museum of Natural History), 1.711%, 11/1/34	A2	495,000	496,168
IL State Fin. Auth. Rev. Bonds, (Presbyterian Homes
Oblig. Group), Ser. A, 5.00%, 11/1/23	A–/F	75,000	84,011
IL State Toll Hwy. Auth. Rev. Bonds, Ser. A,
5.00%, 12/1/19	A1	500,000	500,000
			2,744,199
Kentucky (1.0%)
KY State Econ. Dev. Fin. Auth. Rev. Bonds,
(Owensboro Hlth.), Ser. A, 5.00%, 6/1/20	Baa3	45,000	45,663
KY State Pub. Energy Auth. Gas Supply Rev. Bonds,
Ser. B, 4.00%, 7/1/20	A1	200,000	202,910
			248,573
Louisiana (1.6%)
LA State Offshore Term. Auth. Deepwater Port
Mandatory Put Bonds (12/1/23), (Loop, LLC), Ser. A,
1.65%, 9/1/33	A3	400,000	400,444
			400,444
Maryland (0.3%)
MD Econ. Dev. Corp. Rev. Bonds, (Towson U.
Sr. Student Hsg.), 4.00%, 7/1/20	BBB	85,000	86,138
			86,138
Massachusetts (0.5%)
Lowell, Collegiate Charter School Rev. Bonds,
4.00%, 6/15/24	BB–/P	50,000	52,660
MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. SF-169,
4.00%, 12/1/44	Aa1	75,000	78,092
			130,752
Michigan (2.7%)
Great Lakes, Wtr. Auth. Supply Syst. Rev. Bonds,
Ser. D, 5.00%, 7/1/24	A+	100,000	115,859
MI State Hosp. Fin. Auth. Mandatory Put Bonds
(4/1/21), (Ascension Hlth.), Ser. F-2, 1.90%, 11/15/47	AA+	355,000	357,794
Milan Area Schools G.O. Bonds, 5.00%, 5/1/21	AA	175,000	184,074
			657,727
Minnesota (2.7%)
Duluth, COP, (Indpt. School Dist. No. 709)
Ser. B, 5.00%, 2/1/20	Aa2	365,000	367,062
Ser. A, 3.00%, 3/1/20	Ba2	235,000	235,494
MN State Res. Hsg. Fin. Agcy. Rev. Bonds, Ser. A,
4.00%, 7/1/38	Aa1	70,000	73,455
			676,011
Mississippi (0.9%)
MS State Bus. Fin. Corp. Rev. Bonds, (System Energy
Resources, Inc.), 2.50%, 4/1/22	BBB+	225,000	225,837
			225,837

Short-Term Municipal Income Fund 27

MUNICIPAL BONDS AND NOTES (97.5%)* cont.	Rating**	Principal amount	Value
Missouri (2.0%)
MO State Hlth. & Edl. Fac. Auth. VRDN, (WA U. (The)),
Ser. C, 1.10%, 9/1/30	VMIG 1	$500,000	$500,000
			500,000
Montana (0.1%)
MT State Board of Hsg. Rev. Bonds, Ser. A-2, FHA
Insd., 3.00%, 12/1/43	Aa1	35,000	35,770
			35,770
Nevada (1.6%)
Las Vegas, Redev. Agcy. Tax Alloc. Bonds,
5.00%, 6/15/22	BBB+	100,000	108,365
NV State Dept. of Bus. & Ind. 144A Mandatory
Put Bonds (12/2/19), (Republic Services, Inc.),
1.47%, 12/1/26	BBB+	300,000	300,000
			408,365
New Jersey (2.3%)
Atlantic City, G.O. Bonds, (Tax Appeal), Ser. B, AGM,
5.00%, 3/1/20	AA	200,000	201,660
NJ State Econ. Dev. Auth. Rev. Bonds, Ser. B
5.00%, 11/1/21	Baa1	100,000	106,588
AGM, zero %, 2/15/20	AA	115,000	114,502
NJ State Tpk. Auth. Mandatory Put Bonds (1/1/21),
Ser. C-5, 1.707%, 1/1/28	A+	150,000	150,141
			572,891
New Mexico (1.2%)
Farmington, Poll. Control Mandatory Put
Bonds (6/1/22), (Pub. Svcs. Co. of NM), Ser. B,
2.125%, 6/1/40	BBB+	100,000	100,898
NM State Hosp. Equip. Loan Council First Mtge. Rev.
Bonds, (La Vida Expansion), Ser. C, 2.25%, 7/1/23	BBB–/F	200,000	200,182
			301,080
New York (11.8%)
Long Island, Pwr. Auth. Elec. Syst. Mandatory Put
Bonds (9/1/24), Ser. B, 1.65%, 9/1/49	A2	500,000	501,375
Metro. Trans. Auth. Rev. Bonds, Ser. B-2B,
5.00%, 5/15/21	A1	500,000	525,965
MTA Hudson Rail Yards Trust Oblig. Rev. Bonds,
Ser. A, 5.00%, 11/15/46 (Prerefunded 12/20/19)	A2	105,000	105,174
NY City, G.O. Bonds, Ser. C, 2.55%, 12/1/19	AA	500,000	500,000
NY City, Hsg. Dev. Corp. Mandatory Put Bonds
(5/1/20), Ser. H, 1.30%, 11/1/49	Aa2	750,000	750,019
Port Auth. of NY & NJ Rev. Bonds, Ser. 185,
5.00%, 9/1/21	Aa3	500,000	532,245
			2,914,778
Ohio (2.7%)
OH State Higher Edl. Fac. Comm. Rev. Bonds,
(U. of Dayton), Ser. 06, AMBAC, 2.943%, 12/1/21	A+	665,000	675,460
			675,460

28 Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (97.5%)* cont.	Rating**	Principal amount	Value
Pennsylvania (4.0%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds,
(Allegheny Hlth. Network Oblig. Group), Ser. A,
5.00%, 4/1/22	A	$200,000	$216,032
Bethlehem, Area School Dist. Auth. Mandatory Put
Bonds (11/1/21), 1.695%, 1/1/30	A1	150,000	150,215
PA State COP, Ser. A, 5.00%, 7/1/20	A2	100,000	102,028
PA State Econ. Dev. Fin. Auth. Solid Waste Disp.
Mandatory Put Bonds (8/3/20), (Waste Mgt., Inc.),
Ser. A, 1.70%, 8/1/37	A–	200,000	200,144
PA State Tpk. Comm. Rev. Bonds, 5.00%, 12/1/21	A1	200,000	215,180
State Public School Bldg. Auth. Palease Rev. Bonds,
(Philadelphia School Dist.), 5.00%, 6/1/23	A2	100,000	111,871
			995,470
Puerto Rico (0.4%)
Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
Ser. CC, AGM, 5.50%, 7/1/29	AA	55,000	62,966
Cmnwlth. of PR, Infrastructure Fin. Auth. Special Tax
Bonds, Ser. C, AMBAC, 5.50%, 7/1/26	C	25,000	27,515
			90,481
Rhode Island (0.4%)
RI Hlth. & Edl. Bldg. Corp. Rev. Bonds,
(Lifespan Oblig. Group-Hosp. Fin.), 5.00%, 5/15/22	BBB+	100,000	108,300
			108,300
South Carolina (3.6%)
Lexington Cnty., Hlth. Svcs. Dist. Rev. Bonds,
(LexMed Oblig. Group), 5.00%, 11/1/29	A1	235,000	286,867
SC State Pub. Svcs. Auth. Rev. Bonds,
(Santee Cooper), Ser. D, 5.00%, 12/1/22
(Prerefunded 6/1/22)	A2	100,000	108,915
SC Trans. Infrastructure Bank Mandatory Put Bonds
(10/1/22), Ser. 03B, 1.644%, 10/1/31	Aa3	495,000	495,743
			891,525
Texas (13.0%)
Central TX Regl. Mobility Auth. Rev. Bonds, Ser. A,
5.00%, 1/1/22	A–	300,000	321,402
Goose Creek, Cons. Indpt. School Dist. Mandatory
Put Bonds (10/1/20), Ser. B, PSFG, 3.00%, 10/1/49	Aaa	115,000	116,594
Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN,
(The Methodist Hosp.), Ser. C-1, 1.18%, 12/1/24	A-1+	420,000	420,000
Leander, Indep. School Dist. G.O. Bonds, Ser. A,
PSFG, zero %, 8/15/20	AAA	500,000	495,660
SA Energy Acquisition Pub. Fac. Corp. Rev. Bonds,
(Gas Supply), 5.50%, 8/1/25	A3	75,000	89,178
San Antonio, Elec. & Gas Syst. Mandatory Put Bonds
(12/1/19), Ser. A, 2.25%, 2/1/33	Aa2	700,000	700,000
TX State Rev. Bonds, 4.00%, 8/27/20	SP-1+	500,000	510,445
TX State Affordable Hsg. Corp. Rev. Bonds, Ser. A,
GNMA, 5.25%, 9/1/28	Aa1	260,000	270,712
TX State Muni. Pwr. Agcy. Rev. Bonds, (Syst. Net/
Transmission Converting Security), 5.00%, 9/1/47	A+	275,000	281,702
			3,205,693

Short-Term Municipal Income Fund 29

MUNICIPAL BONDS AND NOTES (97.5%)* cont.	Rating**	Principal amount	Value
Utah (2.0%)
Murray City, Hosp. VRDN, (IHC Hlth. Svcs., Inc.),
Ser. A, 1.14%, 5/15/37	VMIG1	$500,000	$500,000
			500,000
Washington (4.7%)
Grant Cnty., Pub. Util. Dist. No. 2 Mandatory Put
Bonds (12/2/20), (Elec. Syst.), 2.00%, 1/1/44	AA+	400,000	401,472
King Cnty., Swr. Mandatory Put Bonds (12/1/21),
2.60%, 1/1/43	Aa2	300,000	303,789
Port of Seattle Rev. Bonds, Ser. C, 5.00%, 5/1/24	A1	315,000	361,935
WA State Hlth. Care Fac. Auth. Mandatory Put Bonds
(7/1/22), (Fred Hutchinson Cancer Research Ctr.),
Ser. B, 2.284%, 1/1/42	A+	100,000	100,827
			1,168,023
Total municipal bonds and notes (cost $23,926,696)			$24,145,004

SHORT-TERM INVESTMENTS (3.0%)*		Shares	Value
Putnam Short Term Investment Fund 1.78% L		746,542	$746,542
Total short-term investments (cost $746,542)			$746,542

TOTAL INVESTMENTS
Total investments (cost $24,673,238)			$24,891,546

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2018 through November 30, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $24,759,387.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. For further details regarding security ratings, please see the Statement of Additional Information.

L See Note 5 to the financial statements regarding investments in Putnam Short Term Investment Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $452,537 to cover the settlement of certain securities.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

30 Short-Term Municipal Income Fund

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 1.10%, 1.70% and 1.91%, respectively, as of the close of the reporting period.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Utilities	15.6%
Transportation	14.4
Local debt	11.2
State debt	10.8
Health care	10.4

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$24,145,004	$—
Short-term investments	746,542	—	—
Totals by level	$746,542	$24,145,004	$—

The accompanying notes are an integral part of these financial statements.

Short-Term Municipal Income Fund 31

Statement of assets and liabilities 11/30/19

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $23,926,696)	$24,145,004
Affiliated issuers (identified cost $746,542) (Notes 1 and 5)	746,542
Interest and other receivables	208,108
Receivable for shares of the fund sold	1,179
Receivable for investments sold	125,000
Receivable from Manager (Note 2)	38,019
Prepaid assets	22,330
Total assets	25,286,182

LIABILITIES
Payable for investments purchased	452,537
Payable for shares of the fund repurchased	7,263
Payable for custodian fees (Note 2)	2,976
Payable for investor servicing fees (Note 2)	2,731
Payable for Trustee compensation and expenses (Note 2)	1,379
Payable for administrative services (Note 2)	81
Payable for distribution fees (Note 2)	6,056
Payable for auditing and tax fees	43,202
Distributions payable to shareholders	75
Other accrued expenses	10,495
Total liabilities	526,795

Net assets	$24,759,387

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$24,562,798
Total distributable earnings (Note 1)	196,589
Total — Representing net assets applicable to capital shares outstanding	$24,759,387

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($14,450,168 divided by 1,433,583 shares)	$10.08
Offering price per class A share (100/97.75 of $10.08)*	$10.31
Net asset value and offering price per class B share ($161,937 divided by 16,067 shares)**	$10.08
Net asset value and offering price per class C share ($311,203 divided by 30,881 shares)**	$10.08
Net asset value, offering price and redemption price per class R6 share
($1,346,698 divided by 133,662 shares)	$10.08
Net asset value, offering price and redemption price per class Y share
($8,489,381 divided by 842,315 shares)	$10.08

* On single retail sales of less than $100,000.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

32 Short-Term Municipal Income Fund

Statement of operations Year ended 11/30/19

INVESTMENT INCOME
Interest (including interest income of $284 from investments in affiliated issuers) (Note 5)	$500,520
Total investment income	500,520

EXPENSES
Compensation of Manager (Note 2)	75,628
Investor servicing fees (Note 2)	15,741
Custodian fees (Note 2)	6,273
Trustee compensation and expenses (Note 2)	984
Distribution fees (Note 2)	35,174
Administrative services (Note 2)	686
Reports to shareholders	17,133
Auditing and tax fees	51,249
Blue sky expense	92,545
Other	3,970
Fees waived and reimbursed by Manager (Note 2)	(185,909)
Total expenses	113,474
Expense reduction (Note 2)	(6,675)
Net expenses	106,799

Net investment income	393,721

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	21,333
Total net realized gain	21,333
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	255,963
Total change in net unrealized appreciation	255,963

Net gain on investments	277,296

Net increase in net assets resulting from operations	$671,017

The accompanying notes are an integral part of these financial statements.

Short-Term Municipal Income Fund 33

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 11/30/19	Year ended 11/30/18
Operations
Net investment income	$393,721	$243,614
Net realized gain (loss) on investments	21,333	(38,096)
Change in net unrealized appreciation (depreciation)
of investments	255,963	(9,404)
Net increase in net assets resulting from operations	671,017	196,114
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(1,717)	(628)
Class B	(22)	(12)
Class C	(37)	(25)
Class M	(2)	(6)
Class R6	(166)	—
Class Y	(934)	(593)
From tax-exempt net investment income
Class A	(205,098)	(119,921)
Class B	(2,349)	(2,204)
Class C	(2,735)	(2,093)
Class M	(198)	(816)
Class R6	(24,078)	(2,998)
Class Y	(148,278)	(109,449)
Increase from capital share transactions (Note 4)	5,436,238	3,341,487
Total increase in net assets	5,721,641	3,298,856

NET ASSETS
Beginning of year	19,037,746	15,738,890
End of year	$24,759,387	$19,037,746

The accompanying notes are an integral part of these financial statements.

34 Short-Term Municipal Income Fund

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Short-Term Municipal Income Fund 35

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From net			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	on investments	operations	income	distributions	end of period	(%)[a]	(in thousands)	net assets (%)[b,c]	net assets (%)[c]	turnover (%)
Class A
November 30, 2019	$9.95	.17	.13	.30	(.17)	(.17)	$10.08	2.99	$14,450.60		1.67	83
November 30, 2018	9.97	.14	(.02)	.12	(.14)	(.14)	9.95	1.22	9,792.61		1.43	76
November 30, 2017	9.92	.09	.05	.14	(.09)	(.09)	9.97	1.45	8,067	.60[d]	.93[d]	156
November 30, 2016	10.01	.06	(.09)	(.03)	(.06)	(.06)	9.92	(.33)	10,217	.60[d]	.56[d]	46
November 30, 2015	10.04	.05	(.03)	.02	(.05)	(.05)	10.01	.23	10,151	.60[d]	.52[d]	45
Class B
November 30, 2019	$9.95	.15	.12	.27	(.14)	(.14)	$10.08	2.78	$162.80		1.48	83
November 30, 2018	9.97	.12	(.02)	.10	(.12)	(.12)	9.95	1.01	168.81		1.23	76
November 30, 2017	9.91	.07	.06	.13	(.07)	(.07)	9.97	1.35	63	.80[d]	.74[d]	156
November 30, 2016	10.01	.04	(.10)	(.06)	(.04)	(.04)	9.91	(.63)	77	.80[d]	.36[d]	46
November 30, 2015	10.04	.03	(.03)	—[e]	(.03)	(.03)	10.01	.02	79	.80[d]	.33[d]	45
Class C
November 30, 2019	$9.94	.09	.14	.23	(.09)	(.09)	$10.08	2.32	$311	1.35	.93	83
November 30, 2018	9.97	.07	(.03)	.04	(.07)	(.07)	9.94	.36	280	1.36	.68	76
November 30, 2017	9.91	.02	.06	.08	(.02)	(.02)	9.97	.81	314	1.33[d]	.22[d]	156
November 30, 2016	10.01	—[e]	(.10)	(.10)	—[e]	—[e]	9.91	(.99)	311	1.16[d]	—[d,f]	46
November 30, 2015	10.04	—[e]	(.03)	(.03)	—[e]	—[e]	10.01	(.28)	141	1.11[d]	.03[d]	45
Class R6
November 30, 2019	$9.94	.20	.13	.33	(.19)	(.19)	$10.08	3.37	$1,347.33		1.95	83
November 30, 2018†	9.93	.10	.01	.11	(.10)	(.10)	9.94	1.10*	1,091	.17*	1.02*	76
Class Y
November 30, 2019	$9.94	.19	.14	.33	(.19)	(.19)	$10.08	3.34	$8,489.35		1.93	83
November 30, 2018	9.97	.17	(.03)	.14	(.17)	(.17)	9.94	1.37	7,694.36		1.66	76
November 30, 2017	9.91	.12	.06	.18	(.12)	(.12)	9.97	1.81	7,223	.35[d]	1.18[d]	156
November 30, 2016	10.01	.08	(.10)	(.02)	(.08)	(.08)	9.91	(.18)	10,606	.35[d]	.81[d]	46
November 30, 2015	10.04	.08	(.03)	.05	(.08)	(.08)	10.01	.48	3,575	.35[d]	.75[d]	45

* Not annualized.

† For the period May 22, 2018 (commencement of operations) to November 30, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects an involuntary contractual expense limitations in effect during the period. As a result of such limitations, the expenses of each class reflect a reduction of the following amount (Note 2):

				Percentage of average net assets
	11/30/19	11/30/18	11/30/17	11/30/16	11/30/15
Class A	0.84%	1.01%	1.05%	1.02%	0.94%
Class B	0.84	1.01	1.05	1.02	0.94
Class C	0.84	1.01	1.05	1.02	0.94
Class R6	0.84	0.54	N/A	N/A	N/A
Class Y	0.84	1.01	1.05	1.02	0.94

d Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields for the fund. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets.

	11/30/17	11/30/16	11/30/15
Class A	N/A	N/A	N/A
Class B	N/A	N/A	N/A
Class C	0.02	0.19	0.24
Class Y	N/A	N/A	N/A

e Amount represents less than $0.01 per share.

f Amount represents less than 0.01%.

The accompanying notes are an integral part of these financial statements.

36 Short-Term Municipal Income Fund	Short-Term Municipal Income Fund 37

Notes to financial statements 11/30/19

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2018 through November 30, 2019.

Putnam Short-Term Municipal Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)) and that have short-term maturities (i.e., three years or less). The bonds the fund invests in are mainly investment-grade in quality. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in tax-exempt investments, which for purposes of this policy include investments paying interest subject to the federal AMT for individuals. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase. Class A shares are sold with a maximum front-end sales charge of 2.25%. Class A shares generally are not subject to a contingent deferred sales charge and class R6 and class Y shares are not subject to a contingent deferred sales charge. Prior to November 25, 2019, class M shares were sold with a maximum front-end sales charge of 0.75% and were not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R6 shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R6 shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R6 shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses

38 Short-Term Municipal Income Fund

unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

Short-Term Municipal Income Fund 39

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At November 30, 2019, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$7,994	$27,758	$35,752

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,161 to decrease undistributed net investment income and $1,161 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$231,517
Unrealized depreciation	(12,048)
Net unrealized appreciation	219,469
Undistributed ordinary income	4,742
Undistributed tax-exempt income	8,202
Capital loss carryforward	(35,752)
Cost for federal income tax purposes	$24,672,077

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.500%	of the first $5 billion,	0.300%	of the next $50 billion,
0.450%	of the next $5 billion,	0.280%	of the next $50 billion,
0.400%	of the next $10 billion,	0.270%	of the next $100 billion and
0.350%	of the next $10 billion,	0.265%	of any excess thereafter.

40 Short-Term Municipal Income Fund

Effective December 1, 2019, the fund will pay Putnam Management a management fee based on the following annual rates:

0.440%	of the first $5 billion,	0.240%	of the next $50 billion,
0.390%	of the next $5 billion,	0.220%	of the next $50 billion,
0.340%	of the next $10 billion,	0.210%	of the next $100 billion and
0.290%	of the next $10 billion,	0.205%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.340% of the fund’s average net assets.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through March 30, 2021, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.28% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $57,832 as a result of this limit.

Putnam Management has also contractually agreed, through March 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $128,077 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$9,043	Class R6	633
Class B	119	Class Y	5,715
Class C	222	Total	$15,741
Class M	9

Short-Term Municipal Income Fund 41

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $6,675 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $16, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$31,308
Class B	1.00%	0.45%	742
Class C	1.00%	1.00%	3,086
ClassM *	1.00%	0.30%	38
Total			$35,174

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,273 and no monies from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$20,195,005	$16,481,272
U.S. government securities (Long-term)	—	—
Total	$20,195,005	$16,481,272

42 Short-Term Municipal Income Fund

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 11/30/19		YEAR ENDED 11/30/18
Class A	Shares	Amount	Shares	Amount
Shares sold	1,019,981	$10,214,720	574,350	$5,715,694
Shares issued in connection with
reinvestment of distributions	20,068	201,695	11,732	116,761
	1,040,049	10,416,415	586,082	5,832,455
Shares repurchased	(590,696)	(5,917,377)	(410,657)	(4,088,742)
Net increase	449,353	$4,499,038	175,425	$1,743,713

	YEAR ENDED 11/30/19		YEAR ENDED 11/30/18
Class B	Shares	Amount	Shares	Amount
Shares sold	—	$—	15,521	$154,779
Shares issued in connection with
reinvestment of distributions	237	2,371	224	2,216
	237	2,371	15,745	156,995
Shares repurchased	(1,096)	(10,987)	(5,118)	(51,020)
Net increase (decrease)	(859)	$(8,616)	10,627	$105,975

	YEAR ENDED 11/30/19		YEAR ENDED 11/30/18
Class C	Shares	Amount	Shares	Amount
Shares sold	11,687	$117,321	3,975	$39,600
Shares issued in connection with
reinvestment of distributions	272	2,736	214	2,118
	11,959	120,057	4,189	41,718
Shares repurchased	(9,286)	(93,496)	(7,517)	(74,616)
Net increase (decrease)	2,673	$26,561	(3,328)	$(32,898)

	YEAR ENDED 11/30/19*		YEAR ENDED 11/30/18
Class M	Shares	Amount	Shares	Amount
Shares sold	—	$—	213	$2,110
Shares issued in connection with
reinvestment of distributions	19	187	77	763
	19	187	290	2,873
Shares repurchased	(1,271)	(12,811)	(6,215)	(61,705)
Net decrease	(1,252)	$(12,624)	(5,925)	$(58,832)

Short-Term Municipal Income Fund 43

			FOR THE PERIOD 5/22/18
			(COMMENCEMENT OF OPERATIONS)
	YEAR ENDED 11/30/19		TO 11/30/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	58,287	$584,042	116,044	$1,152,196
Shares issued in connection with
reinvestment of distributions	2,345	23,549	313	3,107
	60,632	607,591	116,357	1,155,303
Shares repurchased	(36,713)	(367,963)	(6,614)	(65,662)
Net increase	23,919	$239,628	109,743	$1,089,641

	YEAR ENDED 11/30/19		YEAR ENDED 11/30/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	626,198	$6,268,882	992,157	$9,872,228
Shares issued in connection with
reinvestment of distributions	14,786	148,589	11,047	109,893
	640,984	6,417,471	1,003,204	9,982,121
Shares repurchased	(572,314)	(5,725,220)	(953,891)	(9,488,233)
Net increase	68,670	$692,251	49,313	$493,888

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 11/30/18	cost	proceeds	income	of 11/30/19
Short-term investments
Putnam Short Term
Investment Fund*	$—	$779,242	$32,700	$284	$746,542
Total Short-term
investments	$—	$779,242	$32,700	$284	$746,542

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

44 Short-Term Municipal Income Fund

Federal tax information (Unaudited)

The fund has designated 99.26% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2020 will show the tax status of all distributions paid to your account in calendar 2019.

Short-Term Municipal Income Fund 45

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Treasurer of the Board and Chair of the Finance Committee, The Denver Foundation. Member of the Finance Committee, the Children's Hospital of Colorado. Senior Advisor to First Reserve, an energy and private equity firm.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, an independent natural gas and oil exploration and production company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Head of the MIT Department of Economics from 1994 to 1998 and Director of the MIT Center for Energy and Environmental Policy Research from 1999 through 2007. From 2008 to 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Member Emeritus of the Board of Advisors of the Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

46 Short-Term Municipal Income Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of November 30, 2019, there were 91 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Short-Term Municipal Income Fund 47

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

48 Short-Term Municipal Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
Marketing Services	Manoj P. Singh	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
Independent Registered	Officer, and Chief Risk Officer	Principal Financial Officer,
Public Accounting Firm		Principal Accounting Officer,
KPMG LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Short-Term Municipal Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

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AN118 319338 1/20

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In October 2019, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employee notification to the Code of Ethics Officer before acting as a public official for any government entity (ii) Clarifying changes to the Insider Trading provisions and to the rules for trading in securities issued by Great-West Lifeco.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2019	$45,418	$ —	$5,660	$ —
November 30, 2018	$43,547	$ —	$5,550	$ —

For the fiscal years ended November 30, 2019 and November 30, 2018, the fund's independent auditor billed aggregate non-audit fees in the amounts of $5,660 and $5,550 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2019	$ —	$ —	$ —	$ —
November 30, 2018	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 27, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: January 27, 2020